UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2018

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33162	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

100 East Davie Street, Raleigh, North Carolina	27601
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2018, Red Hat, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with International Business Machines Corporation, a New York corporation (“Parent”), and Socrates Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), pursuant to which, among other things, Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). The board of directors of each of the Company and Parent approved the Merger and the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) canceled shares, (ii) dissenting shares, and (iii) subsidiary converted shares) shall be converted into the right to receive $190.00 in cash, without interest (the “Merger Consideration”).

Conditions

Consummation of the Merger is subject to certain customary conditions, including, without limitation, (i) the approval by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote (the “Shareholder Approval”) at a meeting of the Company’s stockholders to approve the Merger (the “Shareholders Meeting”); (ii) the receipt of approvals, or the expiration or termination of the applicable waiting periods, under certain antitrust laws (including the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and clearance under Council Regulation 134/2004 of the European Union); and (iii) the absence of any temporary restraining order, preliminary or permanent injunction or other judgment or law issued by certain courts of competent jurisdiction or other governmental entity, in each case prohibiting consummation of the Merger, and no action or proceeding by a governmental entity before any court or certain other governmental entities of competent jurisdiction seeking to enjoin, restrain or otherwise prohibit consummation of the Merger. Each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties and (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).

Representations, Warranties and Covenants

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants, including with respect to, among other things, the operation of the business of the Company and its subsidiaries prior to the closing, convening and holding the Shareholders Meeting and, subject to certain customary exceptions, recommending that the Company’s stockholders vote to adopt the Merger Agreement and approve the Merger at the Shareholders Meeting. In addition, the Merger Agreement contains a customary “no shop” provision that, in general, prohibits the Company’s soliciting alternative acquisition proposals and, subject to a customary “fiduciary out” exception, providing non-public information in connection with, and engaging in discussions or negotiations regarding, unsolicited alternative acquisition proposals.

Regulatory Efforts

The parties have agreed to use their respective reasonable best efforts to take all actions necessary, proper or advisable under applicable laws to consummate the Merger, including making filings with and seeking approvals from certain governmental entities (including filings under the HSR Act), subject to certain limitations as provided in the Merger Agreement.

Termination

The Merger Agreement contains certain customary termination rights for the Company and Parent. Subject to certain limitations, the Merger Agreement may be terminated by either Parent or the Company if (i) the Merger is not consummated on or before October 28, 2019, which is subject to extension for two consecutive three (3) month periods by either party if all conditions are satisfied other than receipt of regulatory approvals and absence of legal restraints (the “Termination Date”), (ii) an order having the effect of making the Merger illegal or otherwise prohibiting consummation of the merger becomes final and non-appealable and (iii) if the Shareholder Approval is not obtained.

In addition, Parent may terminate the Merger Agreement (a) prior to the Shareholders Meeting (i) in the event that an Adverse Recommendation Change (as defined in the Merger Agreement) occurred or (ii) if the Company has delivered an Intervening Event Notice (as defined in the Merger Agreement) or Superior Proposal Notice (as defined in the Merger Agreement) and Parent has delivered a notice of its intent to terminate the Merger Agreement and publicly and irrevocably waived its matching rights, and (b) if the Company has breached any representation or warranty or failed to perform any covenant, such that the conditions relating to the accuracy of the Company’s representations and warranties or performance of covenants would fail to be satisfied (subject to a 30 business day cure period). In addition, the Company may terminate the Merger Agreement (a) prior to the receipt of the Shareholder Approval, in order to enter into a definitive written agreement providing for a Superior Proposal (as defined in the Merger Agreement), and (b) if Parent or Sub has breached any representation or warranty or failed to perform any covenant, such that the conditions relating to the accuracy of the Parent’s and Sub’s representations and warranties or performance of covenants would fail to be satisfied (subject to a 30 business day cure period).

If prior to the Shareholders Meeting, a Takeover Proposal (as defined in the Merger Agreement) has been made to the Company or the Company’s stockholders and (a) the Merger Agreement is terminated by (i) either the Company or Parent at the Termination Date, (ii) either the Company or Parent if the Shareholder Approval is not obtained at the Shareholders Meeting or (iii) Parent if the Company has breached any representation, warranty or covenant, such that the conditions relating to the accuracy of Company’s representations and warranties or performance of covenants would fail to be satisfied and (b) within 12 months of the termination of the Merger Agreement, the Company enters into an acquisition agreement with respect to a Takeover Proposal or any Takeover Proposal is consummated, then the Company shall be obligated to pay the termination fee of $975,000,000.

Financing

Parent has secured committed debt financing from lenders providing Parent with sufficient funds, together with other sources of funds immediately available to Parent, to consummate the Merger and pay all associated fees, costs and expenses with respect to the Merger. Consummation of the Merger is not conditioned on Parent or Sub obtaining financing.

The representations, warranties, covenants and agreements of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) except for certain representations and warranties, certain matters set forth in the Company’s filings with the Securities and Exchange Commission on or after March 1, 2016 and prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent and Sub in the disclosure letter delivered in connection with the Merger Agreement; (iii) are subject to certain materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement and, in the event that the closing occurs, as of the date of the closing, or such other date as is specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing summary of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Important Information About the Transaction and Where to Find It

In connection with the proposed merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.redhat.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 100 East Davie Street, Raleigh, North Carolina 27601, or by calling (919) 754-3700.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on June 25, 2018, and its Annual Report on Form 10-K for the fiscal year ended February 28, 2018, which was filed with the SEC on April 26, 2018. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.redhat.com.

Cautionary Notes on Forward Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended February 28, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 28, 2018, among Red Hat, Inc., International Business Machines Corporation and Socrates Acquisition Corp.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2018

RED HAT, INC.

By:	/s/ R. Brandon Asbill
Name: R. Brandon Asbill
Title: Assistant Secretary